Financial Supplement First Citizens BancShares, Inc. June 30, 2026
Summary Financial Data and Metrics

	Three Months Ended					Increase (Decrease) From LQ (4)		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions, except per share data	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Results of Operations:
Net interest income	$1,656	$1,621	$1,722	$1,734	$1,695	$35	2.2%	$3,277	$3,358	$(81)	(2.4)%
(Benefit) provision for credit losses	(10)	72	54	191	115	(82)	(113.9)	62	269	(207)	(77.0)
Net interest income after provision for credit losses	1,666	1,549	1,668	1,543	1,580	117	7.5	3,215	3,089	126	4.1
Noninterest income	776	692	715	699	678	84	12.1	1,468	1,313	155	11.8
Noninterest expense	1,551	1,536	1,572	1,491	1,500	15	0.9	3,087	2,993	94	3.1
Income before income taxes	891	705	811	751	758	186	26.4	1,596	1,409	187	13.4
Income tax expense	219	171	231	183	183	48	27.6	390	351	39	11.2
Net income	672	534	580	568	575	138	26.1	1,206	1,058	148	14.1
Preferred stock dividends	32	26	14	14	14	6	27.2	58	29	29	98.9
Net income available to common stockholders	$640	$508	$566	$554	$561	$132	26.0%	$1,148	$1,029	$119	11.7%
Adjusted net income available to common stockholders (1)	$659	$534	$634	$573	$593	$125	23.1%	$1,193	$1,106	$87	7.9%
Pre-tax, pre-provision net revenue (PPNR) (1)	881	777	865	942	873	104	13.4	1,658	1,678	(20)	(1.1)
Adjusted PPNR (1)	896	811	883	973	929	85	10.5	1,707	1,794	(87)	(4.9)
Per Share Information:
Diluted earnings per common share (EPS)	$55.52	$42.63	$45.81	$43.08	$42.36	$12.89	30.2%	$97.95	$76.73	$21.22	27.7%
Adjusted diluted EPS (1)	57.09	44.86	51.27	44.62	44.78	12.23	27.3	101.76	82.48	19.28	23.4
Book value per common share at period end	1,767.79	1,735.18	1,718.71	1,672.54	1,637.72	32.61	1.9
Tangible book value per common share (TBV) (1) at period end	1,722.35	1,689.96	1,674.11	1,628.64	1,594.38	32.39	1.9
Key Performance Metrics:
Return on average assets (ROA)	1.15%	0.93%	0.99%	0.98%	1.01%	22	bps (5)	1.04%	0.94%	10	bps
Adjusted ROA (1)	1.18	0.97	1.10	1.01	1.07	21		1.08	1.01	7
PPNR ROA (1)	1.50	1.35	1.47	1.62	1.54	15		1.43	1.49	(6)
Adjusted PPNR ROA (1)	1.53	1.41	1.50	1.67	1.64	12		1.47	1.60	(13)
Return on average common equity (ROE)	12.58	9.88	10.66	10.26	10.41	270		11.22	9.61	161
Adjusted ROE (1)	12.94	10.39	11.93	10.62	11.00	255		11.66	10.33	133
Return on average tangible common equity (ROTCE) (1)	12.92	10.14	10.94	10.53	10.69	278		11.52	9.87	165
Adjusted ROTCE (1)	13.28	10.67	12.25	10.91	11.30	261		11.97	10.61	136
Efficiency ratio	63.75	66.41	64.53	61.27	63.22	(266)		65.05	64.08	97
Adjusted efficiency ratio (1)	60.05	62.13	60.79	56.78	57.92	(208)		61.06	58.75	231
Net interest margin (NIM) (2)	3.10	3.09	3.20	3.26	3.26	1		3.09	3.26	(17)
NIM, excluding purchase accounting accretion (PAA) (1) (2)	3.01	3.01	3.11	3.15	3.14	—		3.01	3.13	(12)
Select Balance Sheet Items at Period End:
Total investment securities	$43,557	$42,986	$41,564	$45,124	$43,346	$571	1.30%
Total loans and leases	151,034	148,692	147,930	144,758	141,269	2,342	1.60
Total operating lease equipment, net	9,755	9,685	9,621	9,446	9,466	70	0.70
Total deposits	173,427	170,842	161,578	163,190	159,935	2,585	1.50
Total borrowings	32,188	33,962	36,008	38,675	38,112	(1,774)	(5.20)
Loan to deposit ratio	87.09%	87.04%	91.55%	88.71%	88.33%	5	bps
Noninterest-bearing deposits to total deposits	24.49	25.52	25.16	26.20	25.56	(103)
Capital Ratios at Period End: (3)
Total risk-based capital ratio	13.37%	13.51%	13.71%	14.05%	14.25%	(14)	bps
Tier 1 risk-based capital ratio	11.73	11.79	11.91	12.15	12.63	(6)
Common equity Tier 1 ratio	10.77	10.83	11.15	11.65	12.12	(6)
Tier 1 leverage capital ratio	9.22	9.30	9.29	9.34	9.62	(8)
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.96%	0.96%	0.88%	0.97%	0.93%	—	bps
Allowance for loan and lease losses (ALLL) to loans and leases	0.98	1.05	1.06	1.14	1.18	(7)
Net charge-off ratio for the period	0.29	0.30	0.39	0.65	0.33	(1)		0.29	0.37	(8)	bps

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.
(4) Linked quarter
(5) Basis points
Note: Percent changes within this Financial Supplement are based on unrounded amounts and may not recalculate precisely using the displayed rounded amounts.

Consolidated Balance Sheets (Unaudited)

dollars in millions, except share data	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	Increase (Decrease) From LQ
Assets
Cash and due from banks	$1,519	$1,080	$801	$874	$889	$439	40.7%
Interest-earning deposits at banks	21,132	23,189	19,801	24,798	26,184	(2,057)	(8.9)
Securities purchased under agreements to resell	737	223	232	83	300	514	231.3
Investment in marketable equity securities	156	130	127	110	97	26	20.6
Investment securities available for sale	33,983	33,314	31,790	34,963	33,060	669	2.0
Investment securities held to maturity	9,418	9,542	9,647	10,051	10,189	(124)	(1.3)
Assets held for sale	93	1,122	804	112	125	(1,029)	(91.7)
Loans and leases	151,034	148,692	147,930	144,758	141,269	2,342	1.6
Allowance for loan and lease losses	(1,484)	(1,558)	(1,566)	(1,652)	(1,672)	(74)	(4.7)
Loans and leases, net of allowance for loan and lease losses	149,550	147,134	146,364	143,106	139,597	2,416	1.6
Operating lease equipment, net	9,755	9,685	9,621	9,446	9,466	70	0.7
Premises and equipment, net	2,523	2,499	2,447	2,283	2,115	24	1.0
Goodwill	346	346	346	346	346	—	—
Other intangible assets, net	171	182	195	208	221	(11)	(6.0)
Other assets	7,459	7,513	7,523	7,108	7,064	(54)	(0.7)
Total assets	$236,842	$235,959	$229,698	$233,488	$229,653	$883	0.4%
Liabilities
Deposits:
Noninterest-bearing	$42,475	$43,606	$40,653	$42,752	$40,879	$(1,131)	(2.6)%
Interest-bearing	130,952	127,236	120,925	120,438	119,056	3,716	2.9
Total deposits	173,427	170,842	161,578	163,190	159,935	2,585	1.5
Credit balances of factoring clients	1,339	1,284	1,148	1,326	1,077	55	4.3
Borrowings:
Short-term borrowings	152	170	224	423	471	(18)	(10.6)
Long-term borrowings	32,036	33,792	35,784	38,252	37,641	(1,756)	(5.2)
Total borrowings	32,188	33,962	36,008	38,675	38,112	(1,774)	(5.2)
Other liabilities	7,988	7,823	8,726	8,311	8,233	165	2.1
Total liabilities	214,942	213,911	207,460	211,502	207,357	1,031	0.5
Stockholders’ equity
Preferred stock	1,765	1,765	1,375	881	881	—	—
Common stock:
Class A - $1 par value	10	11	11	12	12	(1)	(2.8)
Class B - $1 par value	1	1	1	1	1	—	—
Additional paid in capital	—	—	—	270	1,179	—	—
Retained earnings	20,354	20,343	20,768	20,866	20,337	11	0.1
Accumulated other comprehensive (loss) income	(230)	(72)	83	(44)	(114)	(158)	220.0
Total stockholders’ equity	21,900	22,048	22,238	21,986	22,296	(148)	(0.7)
Total liabilities and stockholders’ equity	$236,842	$235,959	$229,698	$233,488	$229,653	$883	0.4%

Consolidated Statements of Income (Unaudited)

	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions, except share and per share data	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Interest income
Loans and leases	$2,253	$2,206	$2,290	$2,300	$2,270	$47	2.1%	$4,459	$4,506	$(47)	(1.1)%
Investment securities	401	384	424	433	419	17	4.4	785	833	(48)	(5.6)
Deposits at banks	197	196	226	265	256	1	0.5	393	501	(108)	(21.6)
Total interest income	2,851	2,786	2,940	2,998	2,945	65	2.3	5,637	5,840	(203)	(3.5)
Interest expense
Deposits	881	833	861	911	894	48	5.8	1,714	1,787	(73)	(4.1)
Borrowings	314	332	357	353	356	(18)	(5.4)	646	695	(49)	(7.0)
Total interest expense	1,195	1,165	1,218	1,264	1,250	30	2.6	2,360	2,482	(122)	(4.9)
Net interest income	1,656	1,621	1,722	1,734	1,695	35	2.2	3,277	3,358	(81)	(2.4)
(Benefit) provision for credit losses	(10)	72	54	191	115	(82)	(113.9)	62	269	(207)	(77.0)
Net interest income after provision for credit losses	1,666	1,549	1,668	1,543	1,580	117	7.5	3,215	3,089	126	4.1
Noninterest income
Rental income on operating lease equipment	280	281	281	273	272	(1)	(0.1)	561	542	19	3.5
Lending-related fees	73	69	64	67	69	4	4.4	142	135	7	4.9
Deposit fees and service charges	74	70	63	61	59	4	5.1	144	117	27	23.1
Client investment fees	59	53	54	58	52	6	13.8	112	105	7	7.6
Wealth management services	62	59	61	57	55	3	4.5	121	111	10	8.6
International fees	36	35	37	34	33	1	(0.4)	71	65	6	8.9
Factoring commissions	18	17	20	18	18	1	8.1	35	35	—	—
Cardholder services, net	38	38	37	39	41	—	—	76	82	(6)	(6.9)
Merchant services, net	13	13	13	12	13	—	—	26	27	(1)	(3.4)
Insurance commissions	13	13	12	13	14	—	—	26	28	(2)	(7.5)
Realized gain (loss) on sale of investment securities, net	—	—	3	—	—	—	—	—	—	—	—
Fair value adjustment on marketable equity securities, net	15	3	12	13	2	12	370.3	18	(3)	21	759.6
Gain on sale of leasing equipment, net	14	11	14	3	8	3	15.0	25	13	12	91.9
Loss on extinguishment of debt	(7)	(8)	(9)	—	—	1	11.6	(15)	—	(15)	(100.0)
Other noninterest income	88	38	53	51	42	50	138.1	126	56	70	126.7
Total noninterest income	776	692	715	699	678	84	12.1	1,468	1,313	155	11.8
Noninterest expense
Depreciation on operating lease equipment	101	101	102	98	100	—	—	202	198	4	2.0
Maintenance and other operating lease expenses	67	65	64	67	55	2	3.4	132	113	19	16.5
Personnel cost	844	869	849	817	810	(25)	(2.9)	1,713	1,628	85	5.3
Net occupancy expense	59	60	61	58	61	(1)	(0.9)	119	119	—	—
Equipment expense	141	136	151	137	131	5	2.9	277	267	10	3.7
Professional fees	26	24	34	26	30	2	4.2	50	55	(5)	(10.1)
Third-party processing fees	100	93	75	67	63	7	6.7	193	126	67	52.5
FDIC insurance expense	39	38	27	38	38	1	—	77	76	1	0.9
Marketing expense	45	30	45	33	32	15	48.9	75	64	11	17.2
Acquisition-related expenses	8	5	33	28	38	3	90.4	13	80	(67)	(83.7)
Intangible asset amortization	11	13	13	13	13	(2)	(13.8)	24	28	(4)	(16.6)
Other noninterest expense	110	102	118	109	129	8	8.8	212	239	(27)	(11.2)
Total noninterest expense	1,551	1,536	1,572	1,491	1,500	15	0.9	3,087	2,993	94	3.1
Income before income taxes	891	705	811	751	758	186	26.4	1,596	1,409	187	13.4
Income tax expense	219	171	231	183	183	48	27.6	390	351	39	11.2
Net income	$672	$534	$580	$568	$575	$138	26.1%	$1,206	$1,058	$148	14.1%
Preferred stock dividends	32	26	14	14	14	6	27.2	58	29	29	98.9
Net income available to common stockholders	$640	$508	$566	$554	$561	$132	26.0%	$1,148	$1,029	$119	11.7%

Basic and diluted earnings per common share	$55.52	$42.63	$45.81	$43.08	$42.36	$12.89	30.2%	$97.95	$76.73	$21.22	27.7%
Weighted average common shares outstanding (basic and diluted)	11,535,792	11,924,899	12,363,028	12,849,339	13,237,226	(389,107)	(3.3)	11,729,271	13,405,295	(1,676,024)	(12.5)

Notable Items (1)

dollars in millions, except share per share data	Three Months Ended					Increase (Decrease) From LQ	Six Months Ended		Increase (Decrease) From PYTD
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025		June 30, 2026	June 30, 2025

Noninterest income (GAAP)	$776	$692	$715	$699	$678	$84	$1,468	$1,313	$155
Noninterest income notable items:
Rental income on operating lease equipment (2)	(168)	(166)	(166)	(165)	(155)	(2)	(334)	(311)	(23)
Realized gain on sale of investment securities, net	—	—	(3)	—	—	—	—	—	—
Fair value adjustment on marketable equity securities, net	(15)	(3)	(12)	(13)	(2)	(12)	(18)	3	(21)
Gain on sale of leasing equipment, net	(14)	(11)	(14)	(3)	(8)	(3)	(25)	(13)	(12)
Loss on extinguishment of debt	7	8	9	—	—	(1)	15	—	15
Total noninterest income notable items	(190)	(172)	(186)	(181)	(165)	(18)	(362)	(321)	(41)
Adjusted noninterest income (non-GAAP) (a)	586	520	529	518	513	66	1,106	992	114

Noninterest expense (GAAP)	1,551	1,536	1,572	1,491	1,500	15	3,087	2,993	94
Noninterest expense notable items:
Depreciation on operating lease equipment (2)	(101)	(101)	(102)	(98)	(100)	—	(202)	(198)	(4)
Maintenance and other operating lease equipment expense (2)	(67)	(65)	(64)	(67)	(55)	(2)	(132)	(113)	(19)
Personnel cost (3)	(8)	(12)	—	(6)	—	4	(20)	—	(20)
Professional fees (4)	(5)	(6)	—	—	—	1	(11)	—	(11)
FDIC insurance special assessment	—	—	12	—	—	—	—	—	—
Acquisition-related expenses	(8)	(5)	(33)	(28)	(38)	(3)	(13)	(80)	67
Intangible asset amortization	(11)	(13)	(13)	(13)	(13)	2	(24)	(28)	4
Other noninterest expense (5)	(5)	(4)	(4)	—	(15)	(1)	(9)	(18)	9
Total noninterest expense notable items	(205)	(206)	(204)	(212)	(221)	1	(411)	(437)	26
Adjusted noninterest expense (non-GAAP) (b)	1,346	1,330	1,368	1,279	1,279	16	2,676	2,556	120

Impact of notable items on adjusted pre-tax income (a)-(b)	15	34	18	31	56	(19)	49	116	(67)
Less: income tax impact of notable items (6)	(4)	8	(50)	12	24	(12)	4	39	(35)
Impact of notable items on adjusted net income	$19	$26	$68	$19	$32	$(7)	$45	$77	$(32)

Impact of notable items on adjusted basic and diluted EPS	$1.57	$2.23	$5.46	$1.54	$2.42	$(0.66)	$3.81	$5.75	$(1.94)
Weighted average common shares outstanding (basic and diluted)	11,535,792	11,924,899	12,363,028	12,849,339	13,237,226	(389,107)	11,729,271	13,405,295	(1,676,024)

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Personnel cost in 2Q26 and 1Q26 includes severance and retention costs in connection with business optimization; 3Q25 includes impairment of internal use software under development.
(4) Professional fees include costs for risk transformation and strategic enhancements to technology in 2Q26 and 1Q26.
(5) Other noninterest expense includes certain litigation expenses in 2Q26 and 1Q26, a write-off of other assets in 1Q26, a technology fee in 4Q25, and an accrual resulting from a vendor dispute and an increase in litigation reserve in 2Q25.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Average Balance Sheets

	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Loans and leases (1) (2)	$149,275	$148,666	$145,689	$141,785	$140,699	$609	0.4%	$148,973	$140,099	$8,874	6.3%
Investment securities	42,891	41,757	44,306	44,827	43,935	1,134	2.7	42,327	43,746	(1,419)	(3.2)
Securities purchased under agreements to resell	323	305	285	284	237	18	5.7	314	260	54	21.0
Interest-earning deposits at banks	21,501	21,824	23,014	24,146	23,304	(323)	(1.5)	21,662	23,003	(1,341)	(5.8)
Total interest-earning assets (2)	$213,990	$212,552	$213,294	$211,042	$208,175	$1,438	0.7%	$213,276	$207,108	$6,168	3.0%

Operating lease equipment, net	$9,728	$9,660	$9,495	$9,463	$9,419	$68	0.7%	$9,694	$9,385	$309	3.3%
Cash and due from banks	1,161	921	847	757	804	240	26.1	1,042	795	247	30.4
Allowance for loan and lease losses	(1,579)	(1,587)	(1,649)	(1,702)	(1,713)	8	0.5	(1,583)	(1,709)	126	7.4
All other noninterest-earning assets	11,900	11,635	11,445	10,969	10,867	265	2.3	11,768	10,927	841	7.7
Total assets	$235,200	$233,181	$233,432	$230,529	$227,552	$2,019	0.9%	$234,197	$226,506	$7,691	3.4%
Interest-bearing deposits
Checking with interest	$26,146	$25,341	$23,907	$23,028	$22,929	$805	3.2%	$25,746	$23,427	$2,319	9.9%
Money market	40,889	41,196	39,792	39,396	37,980	(307)	(0.7)	41,041	37,373	3,668	9.8
Savings	48,357	46,720	46,618	47,005	46,163	1,637	3.5	47,543	45,046	2,497	5.5
Time deposits	13,993	11,946	11,116	11,146	11,510	2,047	17.1	12,975	12,060	915	7.6
Total interest-bearing deposits	129,385	125,203	121,433	120,575	118,582	4,182	3.3	127,305	117,906	9,399	8.0
Borrowings:
Securities sold under customer repurchase agreements	$162	$197	$265	$442	$471	$(35)	(17.6)%	180	450	(270)	(60.1)%
Senior unsecured borrowings	1,136	718	556	555	555	418	58.2	928	363	565	155.6
Subordinated debt	1,755	1,771	1,774	1,350	1,473	(16)	(0.9)	1,763	1,218	545	44.8
Other borrowings	30,176	32,648	35,601	35,911	35,880	(2,472)	(7.6)	31,405	35,861	(4,456)	(12.4)
Long-term borrowings	33,067	35,137	37,931	37,816	37,908	(2,070)	(5.9)	34,096	37,442	(3,346)	(8.9)
Total borrowings	33,229	35,334	38,196	38,258	38,379	(2,105)	(6.0)	34,276	37,892	(3,616)	(9.5)
Total interest-bearing liabilities	$162,614	$160,537	$159,629	$158,833	$156,961	$2,077	1.3%	$161,581	$155,798	$5,783	3.7%

Noninterest-bearing deposits	$41,254	$40,724	$41,758	$40,049	$39,082	$530	1.3%	$40,991	$39,118	$1,873	4.8%
Credit balances of factoring clients	1,327	1,224	1,358	1,175	1,157	103	(8.4)	1,276	1,123	153	(13.6)
Other noninterest-bearing liabilities	7,825	8,209	8,490	8,181	7,864	(384)	(4.7)	8,017	7,995	22	0.3
Stockholders' equity	22,180	22,487	22,197	22,291	22,488	(307)	(1.4)	22,332	22,472	(140)	(0.6)
Total liabilities and stockholders’ equity	$235,200	$233,181	$233,432	$230,529	$227,552	$2,019	0.9%	$234,197	$226,506	$7,691	3.4%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Net Interest Income

	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Loans and leases (1) (2)	$2,253	$2,206	$2,290	$2,300	$2,270	$47	2.1%	$4,459	$4,506	$(47)	(1.1)%
Investment securities	398	382	421	430	416	16	4.4	780	827	(47)	(5.6)
Securities purchased under agreements to resell	3	2	3	3	3	1	5.5	5	6	(1)	0.7
Interest-earning deposits at banks	197	196	226	265	256	1	0.5	393	501	(108)	(21.6)
Total interest-earning assets (2)	$2,851	$2,786	$2,940	$2,998	$2,945	$65	2.3%	$5,637	$5,840	$(203)	(3.5)%

Interest-bearing deposits
Checking with interest	$104	$95	$94	$99	$97	$9	10.0%	$199	$201	$(2)	(0.9)%
Money market	240	242	260	280	269	(2)	(1.0)	482	526	(44)	(8.3)
Savings	420	398	412	435	428	22	5.4	818	845	(27)	(3.2)
Time deposits	117	98	95	97	100	19	19.9	215	215	—	—
Total interest-bearing deposits	881	833	861	911	894	48	5.8	1,714	1,787	(73)	(4.1)
Borrowings:
Securities sold under customer repurchase agreements	—	—	—	1	—	—	—	—	1	(1)	(100.0)
Senior unsecured borrowings	14	10	7	7	8	4	55.0	24	10	14	155.5
Subordinated debt	24	23	24	17	19	1	(1.1)	47	27	20	70.1
Other borrowings	276	299	326	328	329	(23)	(7.6)	575	657	(82)	(12.4)
Long-term borrowings	314	332	357	352	356	(18)	(5.4)	646	694	(48)	(6.8)
Total borrowings	314	332	357	353	356	(18)	(5.4)	646	695	(49)	(7.0)
Total interest-bearing liabilities	$1,195	$1,165	$1,218	$1,264	$1,250	$30	2.6%	$2,360	$2,482	$(122)	(4.9)%

Net interest income	$1,656	$1,621	$1,722	$1,734	$1,695	$35	2.2%	$3,277	$3,358	$(81)	(2.4)%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Yields, Rates, Net Interest Margin, and Deposits by Type

	Three Months Ended					Increase (Decrease) From LQ in bps	Six Months Ended		Increase (Decrease) From PYTD in bps
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025		June 30, 2026	June 30, 2025
Loans and leases (1) (2)	6.05%	6.01%	6.24%	6.44%	6.47%	4	6.03%	6.48%	(45)
Investment securities	3.72	3.67	3.80	3.83	3.79	5	3.70	3.79	(9)
Securities purchased under agreements to resell	3.60	3.65	4.00	4.32	4.34	(5)	3.63	4.36	(73)
Interest-earning deposits at banks	3.67	3.64	3.90	4.36	4.40	3	3.65	4.39	(74)
Total interest-earning assets (2)	5.34%	5.30%	5.48%	5.64%	5.67%	4	5.32%	5.67%	(35)

Interest-bearing deposits
Checking with interest	1.60%	1.52%	1.57%	1.70%	1.69%	8	1.56%	1.73%	(17)
Money market	2.35	2.38	2.59	2.82	2.84	(3)	2.37	2.84	(47)
Savings	3.48	3.46	3.51	3.66	3.72	2	3.47	3.79	(32)
Time deposits	3.36	3.31	3.38	3.45	3.48	5	3.34	3.60	(26)
Total interest-bearing deposits	2.73	2.70	2.81	3.00	3.02	3	2.72	3.06	(34)
Borrowings:
Securities sold under customer repurchase agreements	0.35	0.37	0.52	0.51	0.57	(2)	0.36	0.55	(19)
Senior unsecured borrowings	5.13	5.23	5.27	5.27	5.27	(10)	5.16	5.16	—
Subordinated debt	5.27	5.28	5.20	5.02	5.23	(1)	5.27	4.49	78
Other borrowings	3.66	3.66	3.67	3.66	3.66	—	3.66	3.66	—
Long-term borrowings	3.80	3.78	3.76	3.73	3.74	2	3.79	3.70	9
Total borrowings	3.78	3.76	3.74	3.70	3.71	2	3.77	3.66	11
Total interest-bearing liabilities	2.95%	2.93%	3.03%	3.16%	3.19%	2	2.94%	3.20%	(26)

Net interest income
Net interest spread (2)	2.39%	2.37%	2.45%	2.48%	2.48%	2	2.38%	2.47%	(9)
Net interest margin (2)	3.10%	3.09%	3.20%	3.26%	3.26%	1	3.09%	3.26%	(17)

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Deposits by Type
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	Increase (Decrease) From LQ
Noninterest-bearing demand	$42,475	$43,606	$40,653	$42,752	$40,879	$(1,131)	(2.6)%
Checking with interest	25,778	25,599	24,377	23,731	23,283	179	0.7
Money market	39,964	41,136	38,687	38,718	37,654	(1,172)	(2.9)
Savings	50,083	47,258	46,625	46,915	46,877	2,825	6.0
Time	15,127	13,243	11,236	11,074	11,242	1,884	14.2
Total deposits	$173,427	$170,842	$161,578	$163,190	$159,935	$2,585	1.5%

Loans and Credit Quality

Loans and Leases by Class						Increase (Decrease) From LQ
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025

Commercial
Commercial and industrial	$46,574	$45,753	$44,721	$44,909	$43,929	$821	1.8%
Capital call lines	34,203	32,274	31,791	28,643	26,036	1,929	6.0
Owner occupied commercial mortgage	17,904	17,502	17,660	17,232	17,053	402	2.3
Investor dependent	2,624	2,714	2,778	2,772	2,777	(90)	(3.3)
Commercial real estate	23,233	23,707	23,784	23,255	23,614	(474)	(2.0)
Total commercial	124,538	121,950	120,734	116,811	113,409	2,588	2.1
Consumer
Residential mortgage	21,566	21,698	21,861	22,653	22,657	(132)	(0.6)
Revolving mortgage	2,868	2,863	2,863	2,794	2,736	5	0.2
Auto	1,261	1,332	1,416	1,463	1,490	(71)	(5.4)
Other consumer	801	849	1,056	1,037	977	(48)	(5.7)
Total consumer	26,496	26,742	27,196	27,947	27,860	(246)	(0.9)
Total loans and leases	151,034	148,692	147,930	144,758	141,269	2,342	1.6
Less: allowance for loan and lease losses	(1,484)	(1,558)	(1,566)	(1,652)	(1,672)	(74)	(4.7)
Total loans and leases, net of allowance for loan and lease losses	$149,550	$147,134	$146,364	$143,106	$139,597	$2,416	1.6%

Accruing Loans, 30-89 Days Past Due						Increase (Decrease) From LQ
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Commercial
Commercial and industrial	$204	$251	$288	$325	$180	$(47)	(18.9)%
Capital call lines	—	31	—	—	—	(31)	(100.0)
Owner occupied commercial mortgage	85	89	97	52	86	(4)	(5.3)
Investor dependent	5	8	12	3	4	(3)	(36.5)
Commercial real estate	28	97	252	119	115	(69)	(70.8)
Total commercial	322	476	649	499	385	(154)	(32.5)
Consumer
Residential mortgage	155	173	210	151	169	(18)	(9.9)
Revolving mortgage	28	27	29	19	16	1	7.3
Auto	13	12	18	12	11	1	7.4
Other consumer	7	6	8	7	9	1	3.9
Total consumer	203	218	265	189	205	(15)	(6.4)
Total loans and leases	$525	$694	$914	$688	$590	$(169)	(24.3)%

As a percentage of total loans
Commercial
Commercial and industrial	0.44%	0.55%	0.65%	0.72%	0.41%	(11)	bps
Capital call lines	—	0.10	—	—	—	(10)
Owner occupied commercial mortgage	0.47	0.51	0.55	0.30	0.50	(4)
Investor dependent	0.20	0.30	0.44	0.09	0.13	(10)
Commercial real estate	0.12	0.41	1.06	0.51	0.49	(29)
Total commercial	0.26	0.39	0.54	0.43	0.34	(13)
Consumer
Residential mortgage	0.72	0.79	0.96	0.67	0.75	(7)
Revolving mortgage	0.99	0.92	1.04	0.69	0.60	7
Auto	1.04	0.92	1.24	0.84	0.73	12
Other consumer	0.84	0.76	0.76	0.63	0.85	8
Total consumer	0.77	0.81	0.97	0.68	0.73	(4)
Total loans and leases	0.35%	0.47%	0.62%	0.48%	0.42%	(12)	bps

Loans and Credit Quality

Accruing Loans, 90+ Days Past Due						Increase (Decrease) From LQ
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Commercial
Commercial and industrial	$37	$35	$63	$10	$10	$2	7.4%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	14	16	1	—	8	(2)	(12.1)
Investor dependent	—	—	—	—	—	—	—
Commercial real estate	197	185	171	191	113	12	6.4
Total commercial	248	236	235	201	131	12	5.3
Consumer
Residential mortgage	7	7	7	6	5	—	—
Revolving mortgage	—	—	—	—	—	—	—
Auto	—	—	—	—	—	—	—
Other consumer	1	2	2	2	2	(1)	(26.1)
Total consumer	8	9	9	8	7	(1)	(13.7)
Total loans and leases	$256	$245	$244	$209	$138	$11	4.5%

As a percentage of total loans
Commercial
Commercial and industrial	0.08%	0.08%	0.14%	0.02%	0.02%	—	bps
Capital call lines	—	—	—	—	—	—
Owner occupied commercial mortgage	0.08	0.09	—	—	0.04	(1)
Investor dependent	—	—	—	—	—	—
Commercial real estate	0.85	0.78	0.72	0.82	0.48	7
Total commercial	0.20	0.19	0.19	0.17	0.12	1
Consumer
Residential mortgage	0.03	0.03	0.03	0.03	0.02	—
Revolving mortgage	—	0.01	—	—	—	(1)
Auto	—	—	—	—	—	—
Other consumer	0.18	0.24	0.20	0.22	0.26	(6)
Total consumer	0.03	0.04	0.03	0.03	0.03	(1)
Total loans and leases	0.17%	0.17%	0.16%	0.15%	0.10%	—	bps

Loans and Credit Quality

Nonaccrual Loans						Increase (Decrease) From LQ
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Commercial
Commercial and industrial	$498	$461	$456	$595	$583	$37	8.0%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	153	162	159	158	92	(9)	(5.2)
Investor dependent	41	37	49	61	69	4	10.2
Commercial real estate	512	524	418	383	366	(12)	(2.2)
Total commercial	1,204	1,184	1,082	1,197	1,110	20	1.7
Consumer
Residential mortgage	196	196	179	167	168	—	—
Revolving mortgage	35	38	35	33	32	(3)	(6.0)
Auto	10	10	9	8	8	—	—
Other consumer	1	1	2	1	1	—	—
Total consumer	242	245	225	209	209	(3)	(1.4)
Total loans and leases	$1,446	$1,429	$1,307	$1,406	$1,319	$17	1.2%

As a percentage of total loans
Commercial
Commercial and industrial	1.07%	1.01%	1.02%	1.33%	1.33%	6	bps
Capital call lines	—	—	—	—	—	—
Owner occupied commercial mortgage	0.86	0.93	0.90	0.91	0.54	(7)
Investor dependent	1.54	1.35	1.75	2.19	2.49	19
Commercial real estate	2.20	2.21	1.76	1.65	1.55	(1)
Total commercial	0.97	0.97	0.90	1.02	0.98	—
Consumer
Residential mortgage	0.91	0.90	0.82	0.74	0.74	1
Revolving mortgage	1.23	1.31	1.22	1.18	1.16	(8)
Auto	0.76	0.77	0.67	0.57	0.55	(1)
Other consumer	0.16	0.14	0.19	0.13	0.12	2
Total consumer	0.91	0.92	0.83	0.75	0.75	(1)
Total loans and leases	0.96%	0.96%	0.88%	0.97%	0.93%	—	bps

Other Real Estate Owned
dollars in millions
Other real estate owned	$113	$110	$119	$95	$97	$3	2.4%

Criticized Commercial Loans (1)						Increase (Decrease) From LQ
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025

Commercial and industrial	$3,272	$3,434	$3,487	$3,678	$3,856	$(162)	(4.7)%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	924	1,004	978	1,064	1,010	(80)	(8.0)
Investor dependent	584	577	646	617	647	7	1.2
Commercial real estate	1,557	1,620	1,779	1,816	1,899	(63)	(3.9)
Total criticized commercial loans	$6,337	$6,635	$6,890	$7,175	$7,412	$(298)	(4.5)%

As a percentage of total loans
Commercial and industrial	7.02%	7.51%	7.80%	8.19%	8.78%	(49)	bps
Capital call lines	—	—	—	—	—	—
Owner occupied commercial mortgage	5.16	5.74	5.54	6.17	5.93	(58)
Investor dependent	22.28	21.28	23.22	22.26	23.30	100
Commercial real estate	6.70	6.84	7.48	7.81	8.04	(14)
Total criticized commercial loans	5.09%	5.44%	5.71%	6.14%	6.54%	(35)	bps
(1) Consists of commercial loans rated as special mention, substandard, or doubtful.

Loans and Credit Quality

Net Charge-offs	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Commercial
Commercial and industrial	$63	$84	$76	$184	$76	$(21)	(23.2)%	$147	$142	$5	3.6%
Capital call lines	—	—	—	—	—	—	—	—	—	—	—
Owner occupied commercial mortgage	1	4	4	2	1	(3)	(80.7)	5	1	4	762.6
Investor dependent	12	5	20	17	19	7	129.7	17	53	(36)	(67.5)
Commercial real estate	27	12	39	23	20	15	115.6	39	59	(20)	(34.2)
Total commercial	103	105	139	226	116	(2)	(1.2)	208	255	(47)	(18.6)
Consumer
Residential mortgage	—	(1)	(1)	4	(1)	1	100.0	(1)	(1)	—	—
Revolving mortgage	(1)	—	—	—	(1)	(1)	(100.0)	(1)	(1)	—	—
Auto	2	1	1	—	1	1	46.5	3	2	1	51.8
Other consumer	4	6	4	4	4	(2)	(21.0)	10	8	2	20.9
Total consumer	5	6	4	8	3	(1)	(32.0)	11	8	3	40.6
Total net charge-offs	$108	$111	$143	$234	$119	$(3)	(3.1)%	$219	$263	$(44)	(16.8)%

Net charge-off ratio (1)
Commercial
Commercial and industrial	0.55%	0.73%	0.68%	1.65%	0.69%	(18)	bps	0.64%	0.64%	—	bps
Capital call lines	—	—	—	—	—	—		—	—	—
Owner occupied commercial mortgage	0.02	0.09	0.09	0.05	0.01	(7)		0.05	0.01	4
Investor dependent	1.82	0.77	2.88	2.44	2.71	105		1.29	3.61	(232)
Commercial real estate	0.45	0.21	0.67	0.39	0.33	24		0.33	0.50	(17)
Total commercial	0.33	0.34	0.47	0.78	0.41	(1)		0.34	0.45	(11)
Consumer								—	—
Residential mortgage	(0.01)	—	(0.02)	0.07	(0.02)	(1)		(0.01)	(0.01)	—
Revolving mortgage	(0.01)	(0.04)	(0.02)	—	(0.02)	3		(0.03)	(0.03)	—
Auto	0.30	0.53	0.23	0.25	0.21	(23)		0.42	0.24	18
Other consumer	2.08	2.28	1.54	1.42	1.68	(20)		2.16	1.65	51
Total consumer	0.07	0.10	0.05	0.12	0.05	(3)		0.08	0.06	2
Total net charge-offs (2)	0.29%	0.30%	0.39%	0.65%	0.33%	(1)	bps	0.29%	0.37%	(8)	bps

(1) Annualized net charge-offs as a percentage of average loans (calculated as the average of beginning and ending balances unless otherwise noted).
(2) Annualized net charge-offs as a percentage of the average daily balance for the period.

Loans and Credit Quality

Allowance for Loan and Lease Losses (ALLL)	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
ALLL at beginning of period	$1,558	$1,566	$1,652	$1,672	$1,680	$(8)	(0.5)%	$1,566	$1,676	$(110)	(6.5)%
Provision for loan and lease losses	34	103	57	214	111	(69)	(67.5)	137	259	(122)	(47.0)
Charge-offs	(130)	(132)	(174)	(256)	(144)	(2)	(2.0)	(262)	(311)	(49)	(16.0)
Recoveries	22	21	31	22	25	1	7.8	43	48	(5)	(11.0)
Net charge-offs	(108)	(111)	(143)	(234)	(119)	(3)	(3.8)	(219)	(263)	(44)	(16.6)
ALLL at end of period	$1,484	$1,558	$1,566	$1,652	$1,672	$(74)	(4.7)%	$1,484	$1,672	$(188)	(11.2)%

Allowance for Loan and Lease Losses (ALLL)						Increase (Decrease) From LQ
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Commercial
Commercial and industrial	$740	$808	$807	$814	$829	$(68)	(8.3)%
Capital call lines	28	29	29	29	48	(1)	(3.8)
Owner occupied commercial mortgage	60	52	50	52	53	8	15.4
Investor dependent	170	166	181	201	177	4	2.1
Commercial real estate	355	373	369	428	405	(18)	(5.0)
Total commercial	1,353	1,428	1,436	1,524	1,512	(75)	(5.3)
Consumer
Residential mortgage	72	70	67	69	89	2	3.5
Revolving mortgage	27	28	26	22	19	(1)	(2.6)
Auto	10	9	9	10	9	1	13.0
Other consumer	22	23	28	27	43	(1)	(4.6)
Total consumer	131	130	130	128	160	1	1.4
Total ALLL	$1,484	$1,558	$1,566	$1,652	$1,672	$(74)	(4.8)%

As a percentage of loans
Commercial
Commercial and industrial	1.59%	1.77%	1.80%	1.82%	1.89%	(18)	bps
Capital call lines	0.08	0.09	0.09	0.10	0.18	(1)
Owner occupied commercial mortgage	0.33	0.30	0.28	0.30	0.31	3
Investor dependent	6.46	6.12	6.52	7.24	6.37	34
Commercial real estate	1.53	1.58	1.55	1.84	1.72	(5)
Total commercial	1.09	1.17	1.19	1.31	1.34	(8)
Consumer
Residential mortgage	0.33	0.32	0.31	0.30	0.39	1
Revolving mortgage	0.94	0.96	0.89	0.78	0.70	(2)
Auto	0.83	0.70	0.67	0.66	0.63	13
Other consumer	2.75	2.71	2.62	2.54	4.32	4
Total consumer	0.49	0.48	0.48	0.45	0.56	1
Total loans and leases	0.98%	1.05%	1.06%	1.14%	1.18%	(7)	bps

Provision for Credit Losses	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From Prior YTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Provision for loan and lease losses	$34	$103	$57	$214	$111	$(69)	(67.5)%	$137	$259	(122)	(47.0)%
(Benefit) provision for off-balance sheet credit exposure	(44)	(32)	(5)	(23)	4	(12)	(36.6)	(76)	10	(86)	nm
Provision for other receivables	—	1	2	—	—	(1)	(100.0)	1	—	1	100.0
(Benefit) provision for credit losses	$(10)	$72	$54	$191	$115	$(82)	(113.9)%	$62	$269	$(207)	(77.0)%

Statements of Income by Segment

General Bank	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Net interest income	$819	$813	$841	$846	$824	$6	0.8%	$1,632	$1,612	$20	1.2%
Total noninterest income	187	172	170	166	164	15	8.5	359	328	31	9.3
Total revenue	1,006	985	1,011	1,012	988	21	2.1	1,991	1,940	51	2.6
Personnel cost	209	215	211	210	207	(6)	(2.9)	424	417	7	1.5
All other noninterest expense	392	385	393	372	373	7	1.8	777	728	49	6.6
Total noninterest expense	601	600	604	582	580	1	0.1	1,201	1,145	56	4.8
Provision for credit losses	54	17	17	1	13	37	215.5	71	59	12	20.9
Income before income taxes	351	368	390	429	395	(17)	(4.6)	719	736	(17)	(2.3)
Income tax expense	85	90	82	109	101	(5)	(5.6)	175	189	(14)	(7.4)
Net income	$266	$278	$308	$320	$294	$(12)	(4.2)%	$544	$547	$(3)	(0.5)%

Commercial Bank	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Net interest income	$805	$802	$834	$796	$789	$3	0.5%	$1,607	$1,575	$32	2.0%
Noninterest Income
Rental income on operating lease equipment	54	55	55	54	54	(1)	(2.6)	109	110	(1)	(1.4)
All other noninterest income	270	230	241	236	228	40	17.5	500	429	71	16.7
Total noninterest income	324	285	296	290	282	39	13.6	609	539	70	13.0
Total revenue	1,129	1,087	1,130	1,086	1,071	42	3.9	2,216	2,114	102	4.8
Noninterest Expense
Personnel cost	186	199	180	184	183	(13)	(6.3)	385	373	12	3.6%
Depreciation on operating lease equipment	43	43	44	43	44	—	—	86	88	(2)	(2.6)
All other noninterest expense	400	404	432	412	422	(4)	(1.2)	804	842	(38)	(4.6)
Total noninterest expense	629	646	656	639	649	(17)	(2.7)	1,275	1,303	(28)	(2.1)
(Benefit) provision for credit losses	(64)	55	37	190	102	(119)	(216.5)	(9)	210	(219)	(104.3)
Income before income taxes	564	386	437	257	320	178	46.4	950	601	349	58.1
Income tax expense	136	95	102	64	82	41	44.4	231	154	77	49.5
Net income	$428	$291	$335	$193	$238	$137	47.1%	$719	$447	$272	61.0%

Rental Income on Operating Lease Equipment (non-GAAP)	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Rental income on operating leases (GAAP)	$54	$55	$55	$54	$54	$(1)	(2.6)%	$109	$110	$(1)	(1.4)%
Less: depreciation on operating lease equipment	43	43	44	43	44	—	—	86	88	(2)	(2.6)
Adjusted rental income on operating lease equipment (non-GAAP)	$11	$12	$11	$11	$10	$(1)	(8.3)%	$23	$22	$1	4.6%

Statements of Income by Segment

Rail	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Net interest expense	$(59)	$(58)	$(53)	$(55)	$(53)	$(1)	(2.1)%	$(117)	$(105)	$(12)	(11)%
Noninterest Income
Rental income on operating lease equipment	226	226	226	219	218	—	—	452	432	20	4.7
All other noninterest income	7	9	9	2	3	(2)	(28.0)	16	5	11	185.5
Total noninterest income	233	235	235	221	221	(2)	(0.6)	468	437	31	7.0
Total revenue	174	177	182	166	168	(3)	(1.5)	351	332	19	5.8
Noninterest Expense
Personnel cost	6	8	6	6	6	(2)	(14.6)	14	14	—	—
Depreciation on operating lease equipment	58	58	58	55	56	—	—	116	110	6	5.7
Maintenance and other operating lease expenses	67	65	64	67	55	2	3.4	132	113	19	16.5
All other noninterest expense	18	17	16	16	26	1	1.5	35	40	(5)	(15.0)
Total noninterest expense	149	148	144	144	143	1	1.4	297	277	20	6.9
Income before income taxes	25	29	38	22	25	(4)	(15.4)	54	55	(1)	(1.0)
Income tax expense	6	7	9	5	6	(1)	(16.6)	13	14	(1)	(5.0)
Net income	$19	$22	$29	$17	$19	$(3)	(15.1)%	$41	$41	$—	—%

Rental Income on Operating Lease Equipment (non-GAAP)	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Rental income on operating leases (GAAP)	$226	$226	$226	$219	$218	$—	—%	$452	$432	$20	4.7%
Less: depreciation on operating lease equipment	58	58	58	55	56	—	—	116	110	6	5.7
Less: maintenance and other operating lease expenses	67	65	64	67	55	2	3.4	132	113	19	16.5
Adjusted rental income on operating lease equipment (non-GAAP)	$101	$103	$104	$97	$107	$(2)	(1.9)%	$204	$209	$(5)	(2.4)%

Corporate (1)	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Net interest income	$91	$64	$100	$147	$135	$27	40.7%	$155	$276	$(121)	(43.7)%
Total noninterest income	32	—	14	22	11	32	100.0	32	9	23	268.9
Total revenue	123	64	114	169	146	59	89.9	187	285	(98)	(34.1)
Personnel cost	443	447	452	417	414	(4)	(1.1)	890	824	66	8.0
Acquisition-related expenses	8	5	33	28	38	3	90.4	13	80	(67)	(83.7)
All other noninterest expense (2)	(279)	(310)	(317)	(319)	(324)	31	9.8	(589)	(636)	47	7.6
Total noninterest expense	172	142	168	126	128	30	20.6	314	268	46	17.7
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—
(Loss) Income before income taxes	(49)	(78)	(54)	43	18	29	36.9	(127)	17	(144)	NM
Income tax (benefit) expense	(8)	(21)	38	5	(6)	13	56.8	(29)	(6)	(23)	(336.7)
Net (loss) income	$(41)	$(57)	$(92)	$38	$24	$16	29.9%	$(98)	$23	$(121)	(517.2)%

(1) BancShares’ segments include the General Bank, Commercial Bank, and Rail. All other financial information not included in the segments is reported in the Corporate section of the segment disclosures.
(2) Under BancShares’ segment expense allocation methodology, allocated expenses increase noninterest expense of the applicable segment(s), with an offsetting decrease to Corporate noninterest expense. “All other noninterest expense” in the table above includes the effect of allocated expenses, resulting in a reduction to expense (i.e contra expense) for Corporate.

Loans and Deposits by Segment

Loans and Leases						Increase (Decrease) From LQ
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
At Period End
General Bank	$64,355	$64,367	$64,958	$65,225	$64,987	$(12)	—%
Commercial Bank	86,635	84,263	82,910	79,470	76,220	2,372	2.8
Rail and Corporate	44	62	62	63	62	(18)	(29.0)
Total loans and leases	$151,034	$148,692	$147,930	$144,758	$141,269	$2,342	1.6%

	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Average Balances
General Bank	$64,385	$64,884	$65,324	$65,059	$64,949	$(499)	(0.8)%	$64,633	$64,920	$(287)	(0.4)%
Commercial Bank	85,425	83,993	81,400	77,608	76,700	1,432	1.7	84,714	76,276	8,438	11.1
Rail and Corporate	284	244	220	190	142	40	16.4	264	92	172	185.1
Total loans and leases	$150,094	$149,121	$146,944	$142,857	$141,791	$973	0.7%	$149,611	$141,288	$8,323	5.9%

Deposits						Increase (Decrease) From LQ
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
At Period End
General Bank	$75,718	$75,914	$74,796	$74,596	$73,499	$(196)	(0.3)%
Commercial Bank	45,690	47,191	41,532	42,869	40,697	(1,501)	(3.2)
Rail	2	2	2	2	3	—	—
Corporate- Direct Bank	48,222	45,408	44,802	45,146	45,111	2,814	6.2
Corporate- other (1)	3,795	2,327	446	577	625	1,468	63.1
Corporate	52,017	47,735	45,248	45,723	45,736	4,282	9.0
Total deposits	$173,427	$170,842	$161,578	$163,190	$159,935	$2,585	1.5%

	Three Months Ended					Increase (Decrease) From LQ		Six Months Ended		Increase (Decrease) From PYTD
dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025			June 30, 2026	June 30, 2025
Average Balances
General Bank	$75,603	$75,199	$75,398	$73,882	$73,645	$404	0.5%	$75,402	$73,587	$1,815	2.5%
Commercial Bank	45,200	44,546	42,273	40,619	38,497	654	1.5	44,875	38,712	6,163	15.9
Rail	2	2	2	2	7	—	—	2	12	(10)	(79.7)
Corporate- Direct Bank	46,493	44,883	44,818	45,221	44,444	1,610	3.6	45,692	43,457	2,235	5.1
Corporate- other (1)	3,341	1,297	700	900	1,071	2,044	157.6	2,325	1,256	1,069	85.1
Corporate	49,834	46,180	45,518	46,121	45,515	3,654	7.9	48,017	44,713	3,304	7.4
Total deposits	$170,639	$165,927	$163,191	$160,624	$157,664	$4,712	2.8%	$168,296	$157,024	$11,272	7.2%
(1) Includes brokered and other deposits not allocated to the General Bank, Commercial Bank or Rail segments.

Purchase Accounting Summary

dollars in millions	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Loans and leases (including off-balance sheet exposure) (1)
Beginning balance - unamortized fair value mark	$(1,300)	$(1,351)	$(1,411)	$(1,483)	$(1,561)
Other	5	3	1	1	3
Accretion	55	48	59	71	75
Ending balance	$(1,240)	$(1,300)	$(1,351)	$(1,411)	$(1,483)

Core deposits and other intangibles
Beginning balance	$182	$195	$208	$221	$234
Amortization	(11)	(13)	(13)	(13)	(13)
Ending balance	$171	$182	$195	$208	$221

Borrowings (2)
Beginning balance - unamortized fair value mark	$61	$78	$97	$107	$116
Amortization	(7)	(9)	(10)	(10)	(9)
Loss on extinguishment of debt	(7)	(8)	(9)	—	—
Ending balance	$47	$61	$78	$97	$107

Note – The summary above only includes select information and is not intended to represent all purchase accounting adjustments.
(1) Purchase accounting marks on loans and leases is comprised of credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the receivable or in full in the event of prepayment.
(2) Purchase accounting marks on borrowings represent interest rate marks and are recognized using the level-yield method over the remaining term of the liability.

Non-GAAP Reconciliations

		Three Months Ended					Six Months Ended
dollars in millions, except share and per share data		June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Net income and EPS
Net income (GAAP)	a	$672	$534	$580	$568	$575	$1,206	$1,058
Preferred stock dividends		32	26	14	14	14	58	29
Net income available to common stockholders (GAAP)	b	$640	$508	$566	$554	$561	$1,148	$1,029
Total notable items, after income tax	c	19	26	68	19	32	45	77
Adjusted net income (non-GAAP)	d = (a+c)	691	560	648	587	607	1,251	1,135
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$659	$534	$634	$573	$593	$1,193	$1,106
Weighted average common shares outstanding
Basic	f	11,535,792	11,924,899	12,363,028	12,849,339	13,237,226	11,729,271	13,405,295
Diluted	g	11,535,792	11,924,899	12,363,028	12,849,339	13,237,226	11,729,271	13,405,295
EPS (GAAP)
Basic	b/f	$55.52	$42.63	$45.81	$43.08	$42.36	$97.95	$76.73
Diluted	b/g	55.52	42.63	45.81	43.08	42.36	97.95	76.73
Adjusted EPS (non-GAAP)
Basic	e/f	$57.09	$44.86	$51.27	$44.62	$44.78	$101.76	$82.48
Diluted	e/g	57.09	44.86	51.27	44.62	44.78	101.76	82.48

Noninterest income and expense
Noninterest income (GAAP)	h	$776	$692	$715	$699	$678	$1,468	$1,313
Impact of notable items, before income tax		(190)	(172)	(186)	(181)	(165)	(362)	(321)
Adjusted noninterest income (non-GAAP)	i	$586	$520	$529	$518	$513	$1,106	$992

Noninterest expense (GAAP)	j	$1,551	$1,536	$1,572	$1,491	$1,500	$3,087	$2,993
Impact of notable items, before income tax		(205)	(206)	(204)	(212)	(221)	(411)	(437)
Adjusted noninterest expense (non-GAAP)	k	$1,346	$1,330	$1,368	$1,279	$1,279	$2,676	$2,556

PPNR
Net income (GAAP)	a	$672	$534	$580	$568	$575	$1,206	$1,058
Plus: (benefit) provision for credit losses		(10)	72	54	191	115	62	269
Plus: income tax expense		219	171	231	183	183	390	351
PPNR (non-GAAP)	l	$881	$777	$865	$942	$873	$1,658	$1,678
Impact of notable items (1)		15	34	18	31	56	49	116
Adjusted PPNR (non-GAAP)	m	$896	$811	$883	$973	$929	$1,707	$1,794
(1) Excludes the impact of notable items on income taxes as this is excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Non-GAAP Reconciliations

		Three Months Ended					Six Months Ended
dollars in millions		June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
ROA
Net income (GAAP)	a	$672	$534	$580	$568	$575	$1,206	$1,058
Annualized net income	n = a annualized	2,699	2,164	2,303	2,254	2,307	2,433	2,133
Adjusted net income (non-GAAP)	d	691	560	648	587	607	1,251	1,135
Annualized adjusted net income	p = d annualized	2,771	2,272	2,571	2,332	2,435	2,523	2,288
Average assets	o	235,200	233,181	233,432	230,529	227,552	234,197	226,506
ROA	n/o	1.15%	0.93%	0.99%	0.98%	1.01%	1.04%	0.94%
Adjusted ROA (non-GAAP)	p/o	1.18	0.97	1.10	1.01	1.07	1.08	1.01

PPNR ROA
PPNR (non-GAAP)	l	$881	$777	$865	$942	$873	$1,658	$1,678
Annualized PPNR	q = l annualized	3,536	3,152	3,430	3,738	3,501	3,345	3,383
Adjusted PPNR (non-GAAP)	m	896	811	883	973	929	1,707	1,794
Annualized adjusted PPNR	r = m annualized	3,595	3,288	3,504	3,860	3,728	3,442	3,618
PPNR ROA (non-GAAP)	q/o	1.50%	1.35%	1.47%	1.62%	1.54%	1.43%	1.49%
Adjusted PPNR ROA (non-GAAP)	r/o	1.53	1.41	1.50	1.67	1.64	1.47	1.60

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,569	$2,062	$2,247	$2,196	$2,249	$2,317	$2,074
Annualized adjusted net income available to common stockholders	t = e annualized	$2,642	$2,170	$2,515	$2,275	$2,377	$2,407	$2,230

Average stockholders' equity (GAAP)		$22,180	$22,487	$22,197	$22,291	$22,488	$22,332	$22,472
Less: average preferred stock		1,765	1,613	1,117	881	881	1,689	881
Average common stockholders' equity	u	$20,415	$20,874	$21,080	$21,410	$21,607	$20,643	$21,591
Less: average goodwill		346	346	346	346	346	346	346
Less: average other intangible assets		179	191	204	216	229	185	236
Average tangible common equity (non-GAAP)	v	$19,890	$20,337	$20,530	$20,848	$21,032	$20,112	$21,009
ROE	s/u	12.58%	9.88%	10.66%	10.26%	10.41%	11.22%	9.61%
Adjusted ROE (non-GAAP)	t/u	12.94	10.39	11.93	10.62	11.00	11.66	10.33
ROTCE (non-GAAP)	s/v	12.92	10.14	10.94	10.53	10.69	11.52	9.87
Adjusted ROTCE (non-GAAP)	t/v	13.28	10.67	12.25	10.91	11.30	11.97	10.61

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$21,900	$22,048	$22,238	$21,986	$22,296
Less: preferred stock		1,765	1,765	1,375	881	881
Common equity	x	$20,135	$20,283	$20,863	$21,105	$21,415
Less: goodwill	y	346	346	346	346	346
Less: other intangible assets	z	171	182	195	208	221
Tangible common equity (non-GAAP)	aa	$19,618	$19,755	$20,322	$20,551	$20,848
Total assets (GAAP)	bb	236,842	235,959	229,698	233,488	229,653
Tangible assets (non-GAAP)	cc = bb - (y + z)	236,325	235,431	229,157	232,934	229,086
Total equity to total assets (GAAP)	w/bb	9.25%	9.34%	9.68%	9.42%	9.71%
Tangible common equity to tangible assets (non-GAAP)	aa/cc	8.30	8.39	8.87	8.82	9.10
Note: Certain items above do not precisely recalculate as presented due to rounding.

Non-GAAP Reconciliations

		Three Months Ended					Six Months Ended
dollars in millions, except share and per share data		June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Book value and tangible book value per common share at period end
Common shares outstanding at period end	dd	11,390,407	11,689,314	12,139,159	12,618,629	13,075,979
Book value per share	x/dd	$1,767.79	$1,735.18	$1,718.71	$1,672.54	$1,637.72
Tangible book value per common share (non-GAAP)	aa/dd	1,722.35	1,689.96	1,674.11	1,628.64	1,594.38

Efficiency ratio
Net interest income	ee	$1,656	$1,621	$1,722	$1,734	$1,695	$3,277	$3,358
Efficiency ratio (GAAP)	j / (h + ee)	63.75%	66.41%	64.53%	61.27%	63.22%	65.05%	64.08%
Adjusted efficiency ratio (non-GAAP)	k / (i + ee)	60.05	62.13	60.79	56.78	57.92	61.06	58.75

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$280	$281	$281	$273	$272	$561	$542
Less: depreciation on operating lease equipment		101	101	102	98	100	202	198
Less: maintenance and other operating lease expenses		67	65	64	67	55	132	113
Adjusted rental income on operating lease equipment (non-GAAP)		$112	$115	$115	$108	$117	$227	$231

Rental income on operating lease equipment: Commercial Bank Segment
Rental income on operating leases (GAAP)		$54	$55	$55	$54	$54	$109	$110
Less: depreciation on operating lease equipment		43	43	44	43	44	86	88
Adjusted rental income on operating lease equipment (non-GAAP)		$11	$12	$11	$11	$10	$23	$22

Rental income on operating lease equipment: Rail Segment
Rental income on operating leases (GAAP)		$226	$226	$226	$219	$218	$452	$432
Less: depreciation on operating lease equipment		58	58	58	55	56	116	110
Less: maintenance and other operating lease expenses		67	65	64	67	55	132	113
Adjusted rental income on operating lease equipment (non-GAAP)		$101	$103	$104	$97	$107	$204	$209

Non-GAAP Reconciliations

		Three Months Ended					Six Months Ended
dollars in millions		June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Net interest income & Net interest margin
Net interest income (GAAP)	ee	$1,656	$1,621	$1,722	$1,734	$1,695	$3,277	$3,358
Loan PAA	ff	55	48	59	71	75	103	159
Other PAA	gg	(7)	(9)	(10)	(10)	(9)	(16)	(17)
PAA	hh = (ff + gg)	$48	$39	$49	$61	$66	$87	$142
Net interest income, excluding PAA (non-GAAP)	ii = (ee - hh)	$1,608	$1,582	$1,673	$1,673	$1,629	$3,190	$3,216

Annualized net interest income	jj = ee annualized	$6,642	$6,575	$6,834	$6,878	$6,800	$6,609	$6,772
Annualized net interest income, excluding PAA	kk = ii annualized	6,451	6,416	6,640	6,637	6,533	6,434	6,486
Average interest-earning assets	ll	213,990	212,552	213,294	211,042	208,175	213,276	207,108

NIM (GAAP)	jj/ll	3.10%	3.09%	3.20%	3.26%	3.26%	3.09%	3.26%
NIM, excluding PAA (non-GAAP)	kk/ll	3.01	3.01	3.11	3.15	3.14	3.01	3.13

Interest income on loans (GAAP)		$2,253	$2,206	$2,290	$2,300	$2,270	$4,459	$4,506
Less: loan PAA	ff	55	48	59	71	75	103	159
Interest income on loans, excluding loan PAA (non-GAAP)		$2,198	$2,158	$2,231	$2,229	$2,195	$4,356	$4,347

Personnel cost
Personnel cost (GAAP)		$844	$869	$849	$817	$810	$1,713	$1,628
Less: impact of notable items		8	12	—	6	—	20	—
Adjusted personnel cost (non-GAAP)		$836	$857	$849	$811	$810	$1,693	$1,628

Professional fees
Professional fees (GAAP)		$26	$24	$34	$26	$30	$50	$55
Less: impact of notable items		5	6	—	—	—	11	—
Adjusted professional fees (non-GAAP)		$21	$18	$34	$26	$30	$39	$55

Note: Certain items above do not precisely recalculate as presented due to rounding.